Exhibit 10.4

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT
THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated October 9, 2015 (the “Agreement”), by and among Nationstar Agency Advance Funding Trust, a Delaware statutory trust (the “Assignor” or “Assignor Issuer”), Nationstar Agency Advance Receivables Trust, a Delaware statutory trust (the “Assignee” or “Assignee Issuer”), Nationstar Agency Advance Funding LLC, a Delaware limited liability company (the “Assignor Depositor”), Nationstar Agency Advance Funding II LLC, a Delaware limited liability company (the “Assignee Depositor”), Nationstar Mortgage LLC, a Delaware limited liability company (“Nationstar” or the “Seller”), Barclays Bank PLC (“Barclays”), as an administrative agent under the Assignor Indenture, Credit Suisse AG, New York Branch (“Credit Suisse”), as an administrative agent under the Assignor Indenture (Credit Suisse and Barclays are collectively referred to herein as the “Assignor Administrative Agents”) and JPMorgan Chase Bank, N.A., as the administrative agent under the Assignee Indenture (the “Assignee Administrative Agent”). Unless otherwise specified, capitalized terms used herein but not defined shall have the meanings set forth in the Assignor Indenture, the Assignee Indenture, the Receivables Sale Agreement and the Receivables Pooling Agreement (each as defined below).
WHEREAS, pursuant to the Amended and Restated Receivables Sale Agreement, dated as of January 31, 2013, by and among the Seller and the Assignor Depositor (as may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”), the Seller sold and/or contributed certain Receivables to the Assignor Depositor on a continuing basis;
WHEREAS, pursuant to the Amended and Restated Receivables Pooling Agreement, dated as of January 31, 2013, by and between the Assignor Depositor and the Assignor (as may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Pooling Agreement”), the Assignor Depositor sold and/or contributed such Receivables to the Assignor immediately following the transfer thereof pursuant to the Receivables Sale Agreement;
WHEREAS, Nationstar and the Assignor Depositor made certain representations and warranties with respect to such Receivables pursuant to the Receivables Sale Agreement and the Receivables Pooling Agreement, as applicable;
WHEREAS, pursuant to the Fourth Amended and Restated Indenture, dated as of January 31, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Assignor Indenture”), among the Assignor, as issuer, The Bank of New York Mellon (“BNY Mellon”), as the indenture trustee (the “Assignor Indenture Trustee”), calculation agent, paying agent and securities intermediary, Nationstar, as administrator and as servicer, and the Assignor Administrative Agents, the Assignor pledged all of its right, title and interest in the Assignor Receivables (as defined below) to the Assignor Indenture Trustee;
WHEREAS, pursuant to the Assignor Indenture, the Assignor issued the Series 2013-VF1 Notes (the “Assignor VF1 Notes”), the Series 2013-T2 Notes (the “Assignor T2 Notes” and together with the Assignor VF1 Notes, the “Assignor Notes”);

WHEREAS, pursuant to the Indenture, dated as of October 9, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Assignee Indenture”), among the Assignee Issuer, as issuer, BNY Mellon, as the indenture trustee (the “Assignee Indenture Trustee”), calculation agent, paying agent, custodian and securities intermediary, Nationstar, as administrator and as servicer, and the Assignee Administrative Agent, the Assignee or the Assignee Indenture Trustee on the Assignee’s behalf, simultaneously with the funding of certain notes thereunder (the “Assignee Notes”), shall transfer funds in accordance with the Flow of Funds Wire Instructions attached hereto as Schedule II (the “Assignor Purchase Price Payment”) in cash to the Assignor Indenture Trustee as consideration for the Assignor Receivables in accordance with the terms of the Closing Agreement (the “Closing Agreement”), dated as of the date hereof, among the parties hereto;
WHEREAS, in connection with the delivery of the Assignor Purchase Price Payment, the Assignor Indenture Trustee will release all liens, security interests, charges, encumbrances or other claims related to the Assignor Receivables as required by the Assignor Indenture;
NOW THEREFORE, for valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.	Assignment and Conveyance.
In consideration for the Assignor Purchase Price Payment paid to the Assignor Indenture Trustee, the Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under all of the Assignor’s right, title and interest in and to: (i) any and all of the Aggregate Receivables now in existence or otherwise in existence at the close of business on October 9, 2015 (the “Cut-off Date”) through the date hereof (collectively, the “Existing Receivables”) related to the Servicing Agreements listed on Schedule I attached hereto (the “Assignee-Bound Servicing Agreements”) and all moneys due thereon or paid thereunder or in respect thereof; (ii) all right, title and interest of the Assignor as assignee of the Seller and the Assignor Depositor to the contractual rights to payment on the aggregate Existing Receivables under each Assignee-Bound Servicing Agreement and all related documents, instruments and agreements pursuant to which the Seller acquired, or acquired an interest in, any of the aggregate Existing Receivables; (iii) all books, records and documents relating to the aggregate Existing Receivables in any medium, including without limitation paper, tapes, disks and other electronic media; (iv) all other moneys, securities, reserves and other property now or at any time in the possession of the Assignor Indenture Trustee or its bailee, agent or custodian and relating to any of the Existing Receivables; and (v) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing ((i) through (v), collectively, the “Assignor Receivables”).

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under or any obligations of the Assignor with respect to any property which is not included in the Assignor Receivables. Other than with respect to the Assignee-Bound Servicing Agreements listed on Schedule I attached hereto, this Agreement shall not constitute consent or approval by the Assignor Administrative Agents for the removal of Designated Servicing Agreements and Receivables pursuant to Section 2.1(c) of the Assignor Indenture or Section 2(d) of the Receivables Sale Agreement. Each of the Assignor Administrative Agents reserves its rights of approval and consent, in its sole discretion, with respect to future requests for removal of Designated Servicing Agreements. None of the Assignor Administrative Agents have waived any such rights and nothing in this Agreement and no delay on the part of any Assignor Administrative Agent in exercising any such rights should, or shall, be construed as a waiver of any such rights.

2.	Recognition of the Seller and the Assignor Depositor.
The Seller and the Assignor Depositor hereby acknowledge and agree that on and after the date hereof (i) the Assignee will be the owner of the Assignor Receivables, (ii) the Seller and the Assignor Depositor shall look solely to the Assignee for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Existing Receivables in the Receivables Sale Agreement or the Receivables Pooling Agreement, as applicable, and (iii) the Assignee shall have all the rights and remedies available to the Assignor, insofar as they relate to the Existing Receivables under the Receivables Sale Agreement and the Receivables Pooling Agreement, as applicable, including, without limitation, the remedies with respect to breaches of representations and warranties set forth in the Receivables Sale Agreement and the Receivables Pooling Agreement, as applicable, and shall be entitled to enforce all of the obligations of the Seller and the Assignor Depositor thereunder insofar as they relate to the Existing Receivables. Neither the Seller, the Assignor Depositor nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Receivables Sale Agreement or the Receivables Pooling Agreement which amendment, modification, waiver or other alteration would in any way adversely affect the Existing Receivables, the Seller’s performance under the Receivables Sale Agreement or the Assignor Depositor’s performance under the Receivables Pooling Agreement with respect to the Existing Receivables without the prior written consent of the Assignee and the Assignee Administrative Agent.
3.Representations and Warranties of the Seller.
The Seller warrants and represents to the Assignor and the Assignee as of the date hereof that:
(a)The Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has and so long as any Notes (as defined in the Assignor Indenture) are outstanding, will continue to have, power, authority and legal right to acquire, own, hold, transfer, assign and convey the Assignor Receivables.

(b)The Seller has and will continue to have all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and has and will continue to have all requisite limited liability company power and authority to perform its obligations under the Receivables Sale Agreement. The execution and delivery of this Agreement by the Seller, and the execution and delivery of the Receivables Sale Agreement by the Seller, the performance by the Seller of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have each been duly authorized by the Seller and no further limited liability company action or other actions are required to be taken by the Seller in connection therewith. Each of this Agreement and the Receivables Sale Agreement has been, or when delivered will have been, duly executed and delivered and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.
(c)All approvals, authorizations, consents, orders or other actions of any persons or of any governmental body or official required in connection with the execution and delivery by the Seller of this Agreement and the Receivables Sale Agreement, the performance by the Seller of the transactions contemplated by this Agreement and the Receivables Sale Agreement and the fulfillment by the Seller of the terms hereof and thereof, including without limitation, the transfer of the Assignor Receivables from the Seller to the Assignee have been obtained.
(d)Neither the execution, delivery and performance of this Agreement, nor the consummation by the Seller of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Agreement (A) will violate the organizational documents of the Seller, (B) will constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a breach or acceleration of, any material indenture, agreement or other material instrument to which the Seller or any of its Affiliates is a party or by which it or any of them is bound, or which may be applicable to the Seller, (C) constitutes a default (whether with notice or lapse of time or both), or results in the creation or imposition of any Adverse Claim (as defined in the Assignor Indenture) upon any of the property or assets of the Seller under the terms of any of the foregoing, or (D) violates any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to the Seller or its properties.
(e)There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Seller’s knowledge, threatened, against the Seller, which would draw into question the validity of this Agreement or the Receivables Sale Agreement, or which, either in any one instance or in the aggregate, would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the Receivables Sale Agreement.
(f)The Seller is solvent.

The Seller hereby represents and warrants, for the benefit of the Assignor and the Assignee, that the representations and warranties set forth in Section 4(b) of the Receivables Sale Agreement were true and correct with respect to each Existing Receivable as of the date of conveyance of such Existing Receivable to the Assignor Depositor. The Seller further represents and warrants, for the benefit of the Assignor, the Assignor Depositor, the Assignee Issuer and the Assignee Depositor, that upon discovery of any breach of the Seller’s representations, warranties or covenants that pertain to an Existing Receivable, the Assignee shall be entitled to the remedies for breach set forth in Section 4(d) of the Receivables Sale Agreement, dated as of October 9, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Assignee Receivables Sale Agreement”), by and between the Seller, as receivables seller and as servicer, and the Assignee Depositor (subject to cure provisions set forth therein).

4.	Representation and Warranties of the Assignor Depositor.
The Assignor Depositor warrants and represents to the Assignor and the Assignee as of the date hereof that:
(a)    The Assignor Depositor is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has and so long as any Notes (as defined in the Assignor Indenture) are outstanding, will continue to have, power, authority and legal right to acquire, own, hold, transfer, assign and convey the Assignor Receivables.
(b)    The Assignor Depositor has and will continue to have all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and has and will continue to have all requisite limited liability company power and authority to perform its obligations under the Receivables Sale Agreement and the Receivables Pooling Agreement. The execution and delivery of this Agreement by the Assignor Depositor, and the execution and delivery of the Receivables Sale Agreement and the Receivables Pooling Agreement by the Assignor Depositor, the performance by the Assignor Depositor of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have each been duly authorized by the Assignor Depositor and no further limited liability company action or other actions are required to be taken by the Assignor Depositor in connection therewith. Each of this Agreement, the Receivables Sale Agreement and the Receivables Pooling Agreement has been, or when delivered will have been, duly executed and delivered and constitutes the legal, valid and binding obligation of the Assignor Depositor, enforceable against the Assignor Depositor, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.
(c)    All approvals, authorizations, consents, orders or other actions of any persons or of any governmental body or official required in connection with the execution and delivery by Nationstar of this Agreement, the Receivables Sale Agreement and the Receivables Pooling Agreement, the performance by the Assignor Depositor of the transactions contemplated by this Agreement, the Receivables Sale Agreement and the Receivables Pooling Agreement and the fulfillment by the Assignor Depositor of the terms hereof and thereof, including without limitation, the transfer of the Assignor Receivables from the Assignor Depositor to the Assignee have been obtained.
(d)    Neither the execution, delivery and performance of this Agreement, nor the consummation by the Assignor Depositor of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Agreement (A) will violate the organizational documents of the Assignor Depositor, (B) will constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a breach or acceleration of, any material indenture, agreement or other material instrument to which the Assignor Depositor or any of its Affiliates is a party or by which it or any of them is bound, or which may be applicable to the Assignor Depositor, (C) constitutes a default (whether with notice or lapse of time or both), or results in the creation or imposition of any Adverse Claim (as defined in the Assignor Indenture) upon any of the property or assets of the Assignor Depositor under the terms of any of the foregoing, or (D) violates any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to the Assignor Depositor or its properties.
(e)    There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Assignor Depositor’s knowledge, threatened, against the Assignor Depositor, which would draw into question the validity of this Agreement, the Receivables Sale Agreement or the Receivables Pooling Agreement, or which, either in any one instance or in the aggregate, would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement, the Receivables Sale Agreement or the Receivables Pooling Agreement.
(f)    The Assignor Depositor is solvent.
Upon discovery of any breach of the Assignor Depositor’s representations, warranties or covenants that pertain to an Existing Receivable, the Assignee shall be entitled to the remedies for breach set forth in Section 5 of the Receivables Pooling Agreement, dated as of October 9, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Assignee Receivables Pooling Agreement”), by and between the Assignee Depositor, as depositor, and the Assignee Issuer, as issuer (subject to cure provisions set forth therein).

5.	Representations and Warranties of the Assignor.
The Assignor warrants, represents and covenants that, as of the date hereof:
(a)    The Assignor is duly organized and validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)    The Assignor has and will continue to have the power and authority to execute and deliver this Agreement and the Receivables Pooling Agreement, and to carry out their respective terms; and the execution, delivery and performance by the Assignor of this Agreement and the Receivables Pooling Agreement has been duly authorized by all necessary action of the Assignor. Each of this Agreement and the Receivables Pooling Agreement constitutes a legal, valid and binding obligation of the Assignor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.
(c)    All approvals, authorizations, consents, orders or other actions of any persons or of any governmental body or official required in connection with the execution and delivery by the Assignor of this Agreement, the performance by the Assignor of the transactions contemplated by this Agreement, and the fulfillment by the Assignor of the terms hereof, including without limitation, the transfer of the Assignor Receivables from the Assignor to the Assignee have been obtained.
(d)    The execution and delivery by the Assignor of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under the organizational documents of the Assignor or any indenture, agreement or other material instrument to which the Assignor is a party or by which it is bound, or result in the creation or imposition of any Adverse Claim (as defined in the Assignor Indenture) upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Assignor Indenture), or violate any law, order, judgment, decree, writ, injunction, award, determination, rule or regulation applicable to the Assignor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Assignor or its properties, which breach, default, conflict, Adverse Claim (as defined in the Assignor Indenture) or violation could reasonably be expected to have an Adverse Effect (as defined in the Assignor Indenture).
(e)    There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Assignor’s knowledge, threatened, against or affecting the Assignor which would draw into question the validity of this Agreement or the Receivables Pooling Agreement, or which, either in any one instance or in the aggregate, would materially and adversely affect the ability of the Assignor to perform its obligations under this Agreement or the Receivables Pooling Agreement.
(f)    The Assignor is solvent.
6.Representations and Warranties of the Assignee.
The Assignee warrants, represents and covenants that, as of the date hereof:

(a)    The Assignee is duly organized and validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
(b)    The Assignee has and will continue to have the power and authority to execute and deliver this Agreement, and to carry out its terms; and the execution, delivery and performance by the Assignee of this Agreement has been duly authorized by all necessary action of the Assignee. This Agreement constitutes a legal, valid and binding obligation of the Assignee enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.
(c)    All approvals, authorizations, consents, orders or other actions of any persons or of any governmental body or official required in connection with the execution and delivery by the Assignee of this Agreement, the performance by the Assignee of the transactions contemplated by this Agreement, and the fulfillment by the Assignee of the terms hereof have been obtained.
(d)    The execution and delivery by the Assignee of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under the organizational documents of the Assignee or any indenture, agreement or other material instrument to which the Assignee is a party or by which it is bound, or result in the creation or imposition of any Adverse Claim (as defined in the Assignor Indenture) upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Assignor Indenture), or violate any law, order, judgment, decree, writ, injunction, award, determination, rule or regulation applicable to the Assignee of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Assignee or its properties, which breach, default, conflict, Adverse Claim (as defined in the Assignor Indenture) or violation could reasonably be expected to have an Adverse Effect (as defined in the Assignor Indenture).
(e)    There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Assignee’s knowledge, threatened, against or affecting the Assignee which would draw into question the validity of this Agreement, or which, either in any one instance or in the aggregate, would materially and adversely affect the ability of the Assignee to perform its obligations under this Agreement.
(f)    The Assignee is solvent.
7.Intention of the Parties.

It is the intention of the parties hereto that, other than for U.S. federal income tax purposes, each transfer and assignment contemplated by this Agreement shall constitute an absolute sale of the Assignor Receivables from the Assignor to the Assignee and that the Assignor Receivables shall not be part of the Assignor’s estate or otherwise be considered property of the Assignor in the event of the bankruptcy, receivership, insolvency, liquidation, conservatorship or similar proceeding relating to the Assignor or any of its property. Except as set forth below, it is not intended that any amounts available for reimbursement or payments of Assignor Receivables be deemed to have been assigned by the Assignor to the Assignee to secure a debt or other obligation of the Assignor. In the event that (A) the transfer and assignment of Assignor Receivables by the Assignor is deemed by a court or applicable regulatory, administrative or other governmental body contrary to the express intent of the parties to constitute a pledge rather than a sale and assignment of the Assignor Receivables or (B) if amounts available now or in the future for reimbursement or payment of any aggregate Assignor Receivables are held to be property of the Assignor or loans to the Assignor, or (C) if for any reason this Agreement is held or deemed to be a financing or some other similar arrangement or agreement, then: (i) this Agreement is and shall be a security agreement within the meaning of Articles 8 and 9 of the Relevant UCC; (ii) the Assignee shall be treated as having a first priority, perfected security interest in and to, and lien on, the Assignor Receivables transferred and assigned to the Assignee hereunder; (iii) the agreement of the Assignor hereunder to sell, assign, convey and transfer the Assignor Receivables shall be a grant by the Assignor to the Assignee of, and the Assignor does hereby grant to the Assignee a security interest in all of the Assignor’s property and right (including the power to convey title thereto), title, and interest, whether now owned or hereafter acquired, in and to the Assignor Receivables. The possession by the Assignee or its agent of notes and such other goods, money, documents or such other items of property as constitute instruments, money, negotiable documents or chattel paper, and the filing of Form UCC-1, shall be “possession by the secured party,” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Relevant UCC of any applicable jurisdiction; and notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of any such holder for the purpose of perfecting such security interest under applicable law.
Notwithstanding anything to the contrary in this Agreement, any security interest granted to Assignee is subject and subordinate, in each and every respect, to all rights, powers, and prerogatives of Freddie Mac under and in connection with (i) the terms and conditions of the Consent under and as defined in the Assignor Indenture and the Consent under and as defined in the Assignee Indenture (as each may be amended from time to time, collectively, the “Consent Agreement”), with respect to the “Reimbursement Assignments and Pledge” of the “Reimbursement Rights” (as each such terms is defined in the respective Consent Agreement), by and among the parties named therein, (ii) the terms and conditions of the Purchase Documents as defined in the Freddie Mac Guide, other than as set forth pursuant to the express terms and provisions of each respective Consent Agreement, and (iii) all claims of Freddie Mac arising out of or relating to any and all breaches, defaults and outstanding obligations of any issuer with respect to the financing transactions described in each respective Consent Agreement, individually or collectively, as debtor, to Freddie Mac.

8.Security Interest.
The Assignor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in (i) any of the aggregate Existing Receivables, (ii) the amounts reimbursable or payable now or in the future by or with respect to the Mortgage Pools in respect of any of the aggregate Existing Receivables or (iii) the other property set forth in the Assignor Receivables, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Assignor shall execute such documents and instruments as the Assignee may reasonably request from time to time in order to effectuate the foregoing and shall return to the Assignee the executed copy of such documents and instruments. Without limiting the generality of the foregoing, the Assignor shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Assignor, all filings necessary to maintain the effectiveness of any original filings necessary under the UCC to perfect the Assignee’s security interest described above, including without limitation (x) UCC continuation statements, and (y) such other statements as maybe occasioned by (1) any change of name or identity of the Assignor (such preparation and filing shall be at the expense of the Assignor, if occasioned by a change in such party’s name) or (2) any change of location of the place of business or the chief executive office of the Assignor.
9.No Petition.
Each of the Assignor Administrative Agents, the Assignee Administrative Agent, the Assignor Depositor, the Assignee Depositor, the Assignor, the Assignee and Nationstar by entering into this Agreement and by accepting its rights as a third party beneficiary hereunder, each Noteholder (as defined in the Assignor Indenture or the Assignee Indenture, as applicable), by accepting a Note (as defined in the Assignor Indenture or the Assignee Indenture, as applicable) and each Note Owner (as defined in the Assignor Indenture or the Assignee Indenture, as applicable) by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes issued under either the Assignor Indenture or the Assignee Indenture, institute against the Assignor Depositor, the Assignee Depositor, the Assignor Issuer or the Assignee Issuer, or join in any institution against the Assignor Depositor, the Assignee Depositor, the Assignor Issuer or the Assignee Issuer of any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Assignor Notes, the Assignee Notes, this Agreement, the Assignor Indenture or the Assignee Indenture; provided, however, that nothing contained herein shall prohibit or otherwise prevent the Assignor Indenture Trustee or the Assignee Indenture Trustee from filing proofs of claim in any such proceeding.

10.Consent
Pursuant to Section 2.1(c)(ii)(A) of the Assignor Indenture, each Assignor Administrative Agent hereby consents to the sale of Assignor Receivables pursuant to this Agreement. Each of the Assignor Administrative Agents reserves its rights of approval and consent in its sole discretion with respect to future requests for removal of Designated Servicing Agreements. None of the

Assignor Administrative Agents have waived any such rights and nothing in this Agreement and no delay on the part of the Assignor Administrative Agents in exercising any such rights should or shall be construed as a waiver of any such rights. The Assignor Depositor and the Assignee Depositor as the respective sole Certificateholders of the Assignor Issuer and Assignee Issuer (the “Certificateholders”) hereby authorize and direct each Owner Trustee to execute on behalf of the Assignor Issuer and Assignee Issuer (the “Trusts”) this Agreement and the Closing Agreement and any additional agreements or documents in connection with the foregoing necessary to consummate the transactions contemplated thereby, and the signatories hereto consent to the foregoing. The Certificateholders hereby certify that the above referenced actions are duly authorized pursuant to and in accordance with the Trust Agreements of the Trusts. In addition, the Certificateholders agree that all action taken by each Owner Trustee hereunder is covered by the fee and indemnification provision set forth in the Trust Agreements of the Trusts and that Wilmington Trust, National Association, shall be fully indemnified by the Certificateholders in connection with action taken pursuant hereto. This Section 10 shall be deemed to be effective immediately prior to the sale of the Assignor Receivables. Nationstar represents and warrants to the other parties hereto that it has given notice of the removal of the Assignee-Bound Servicing Agreements from the Assignor Indenture.

11.Miscellaneous.
(a)This Agreement and any claim, controversy or dispute arising under or related to or in connection with this Agreement, the relationship of the parties hereto, and/or the interpretation and enforcement of the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (without reference to the conflicts of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
(b)This Agreement may not be amended except by an instrument in writing signed by all the parties hereto and with the written consent of the Assignee Administrative Agent. In addition, so long as the Notes (as defined in the Assignee Indenture) are outstanding, this Agreement may not be amended unless either (x) the majority of all Noteholders shall have consented thereto or (y) (i) the amendment is for a purpose for which the Assignee Indenture could be amended without the consent of the Assignee Administrative Agent and (ii) Nationstar shall have delivered to the Assignee Indenture Trustee an officer’s certificate to the effect that Nationstar reasonably believes that any such amendment could not have a material Adverse Effect (as defined in the Assignee Indenture) and is not reasonably expected to have a material Adverse Effect (as defined in the Assignee Indenture) on the Noteholders (as defined in the Assignee Indenture) of the Notes (as defined in the Assignee Indenture) at any time in the future. Any such amendment requested by Nationstar shall be at its own expense. Nationstar shall promptly notify each Note Rating Agency of any amendment of this Agreement, and shall furnish a copy of any such amendment to each such Note Rating Agency.

(c)This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee, the Assignor Indenture Trustee, the Assignee Indenture Trustee, the Assignor Depositor, the Assignee Depositor or the Seller may be merged or consolidated in accordance with the terms and provisions of the “Transaction Documents” (as defined in the Assignee Indenture) shall, without the requirement for any further writing, be deemed the Assignor, the Assignee, the Assignor Indenture Trustee, the Assignee Indenture Trustee, the Assignor Depositor, the Assignee Depositor or the Seller, respectively, hereunder.
(d)Each of this Agreement, the Receivables Sale Agreement and the Receivables Pooling Agreement shall survive the conveyance of the Existing Receivables and the assignment of the Receivables Sale Agreement (to the extent assigned hereunder) and Receivables Pooling Agreement (to the extent assigned hereunder) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the Receivables Sale Agreement or the Receivables Pooling Agreement.
(e)The parties hereto acknowledge and agree that the Assignee Administrative Agent and any other “Secured Party” (as such term is defined in the Assignee Indenture) is an intended third party beneficiary of this Agreement.
(f)This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.
(g)In the event that any provision of this Agreement conflicts with any provision of the Receivables Sale Agreement or the Receivables Pooling Agreement with respect to the Existing Receivables, the terms of this Agreement shall control.
(h)It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Assignee and Assignor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Assignee or Assignor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association, but is made and intended for the purpose of binding only the Assignee, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Assignee or Assignor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Assignee or Assignor under this Agreement or any other related documents.

(i)Without limiting the Assignor’s or the Seller’s obligations hereunder or under any other document, Assignor and the Seller agree to identify all collections on the Assignor Receivables that were received by the Assignor or the Seller during the period beginning on the Cut-off Date through and including the date hereof and to transfer such amounts to the Collection and Funding Account under the Assignee Indenture as soon as practicably possible (but, in any event, no later than the funding date under the Assignor Indenture immediately following the date hereof).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized signatories as of the date first above written.

NATIONSTAR AGENCY ADVANCE FUNDING TRUST, as Assignor

By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:    /s/ Adam B. Scozzafava
Name:    Adam B. Scozzafava
Title:    Vice President

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

NATIONSTAR MORTGAGE LLC, as Seller

By:    /s/ Richard Delgado
Name:    Richard Delgado
Title:    Senior Vice President

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

NATIONSTAR AGENCY ADVANCE FUNDING LLC, as Assignor Depositor

By:    /s/ Richard Delgado
Name:    Richard Delgado
Title:    Senior Vice President

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

NATIONSTAR AGENCY ADVANCE FUNDING II LLC, as Assignee Depositor

By:    /s/ Richard Delgado
Name:    Richard Delgado
Title:    Senior Vice President

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

NATIONSTAR AGENCY ADVANCE RECEIVABLES TRUST, as Assignee Issuer

By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:    /s/ Adam B. Scozzafava
Name: Adam B. Scozzafava
Title:    Vice President

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

BARCLAYS BANK PLC, as an Assignor Administrative Agent

By:    /s/ Anthony Beshara
Name:    Anthony Beshara
Title: Director

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as an Assignor Administrative Agent

By:    /s/ Jason Muncy
Name:    Jason Muncy
Title:    Vice President

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

JPMORGAN CHASE BANK, N.A., as Assignee Administrative Agent

By:    /s/ Jonathan P. Davis
Name:    Jonathan P. Davis
Title: Executive Director

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

Acknowledged by:

THE BANK OF NEW YORK MELLON, as Assignor Indenture Trustee and as Assignee Indenture Trustee

By:    /s/ Michael D. Commisso
Name:    Michael D. Commisso
Title: Vice President

By:    /s/ Michael D. Commisso
Name:    Michael D. Commisso
Title: Vice President

Signature Page to
NAAFT-NAART
Assignment, Assumption and Recognition Agreement

SCHEDULE I

ASSIGNEE-BOUND SERVICING AGREEMENTS

Freddie Mac:

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Freddie Mac serviced for Freddie Mac under Seller/Servicer Number 160135, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $3,276,304,387 and include 84,472 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Freddie Mac serviced for Freddie Mac under Seller/Servicer Number 157336, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $19,145,870,468 and include 94,640 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Freddie Mac serviced for Freddie Mac under Seller/Servicer Number 157360, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $6,664,574,954 and include 30,220 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Freddie Mac serviced for Freddie Mac under Seller/Servicer Number 176734, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $6,329,594,280 and include 59,847 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Freddie Mac serviced for Freddie Mac under Seller/Servicer Number 176750, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $1,780,492,680 and include 9,835 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Freddie Mac serviced for Freddie Mac under Seller/Servicer Number 177891, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $787,237,272 and include 4,453 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Freddie Mac serviced for Freddie Mac under Seller/Servicer Number 152360, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $27,672,616,339 and include 10,3119 Mortgage Loans as of August 31, 2015.

Fannie Mae:

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-016-4, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $5,080,432,771 and include 33,222 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-019-9, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $7,468,458,144 and include 45,216 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-015-6, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $823,372,726 and include 5,109 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-012-1, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $7,303,331 and include 48 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-011-3, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $3,263,209,238 and include 22,261 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-027-0, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $135,371,607 and include 1,027 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-025-3, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $11,712,651 and include 133 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-024-5, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $1,377,830 and include 30 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-023-7, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $1,758,198,194 and include 19,147 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-022-9, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $11,212 and include 1 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-021-0, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $5,476,064 and include 124 Mortgage Loans as of August 31, 2015.

The Servicing Agreements of Nationstar Mortgage LLC related to the Pool of Mortgage Loans subject to the Fannie Mae serviced for Fannie Mae under Seller/Servicer Number 24147-020-2, which Pool consists of Mortgage Loans with an aggregate unpaid principal balance of $24,441,540 and include 480 Mortgage Loans as of August 31, 2015.

SCHEDULE II

FLOW OF FUNDS WIRE INSTRUCTIONS

[attached]